Stringer Growth Fund

Class A Shares (Ticker Symbol: SRGAX)

Class C Shares (Ticker Symbol: SRGCX)

Institutional Class Shares (Ticker Symbol: SRGIX)

a series of

360 Funds

Supplement dated May 31, 2024

to the

Prospectus and Statement of Additional Information (the “SAI”),

each dated June 28, 2023

__________________________________________

At a meeting held on January 31, 2024, the Board of Trustees (the “Board”) of 360 Funds (the “Trust”) discussed with Stringer Asset Management, LLC (the “Adviser”) a change of the Fund’s benchmark. The Board approved the Fund’s benchmark change from the MSCI AC World Net Total Return USD Index to a blend of 65% MSCI ACWI Net Total Return USD and 35% U.S. Bloomberg Aggregate Bond Index effective January 31, 2024.

Additionally, upon the recommendation of Stringer Asset Management, LLC (the “Adviser”), effective June 1, 2024, the Board has approved changing the Stringer Growth Fund’s name to “Stringer Tactical Adaptive Risk Fund.”

Finally, this supplement updates the Adviser’s new address.

Changes to the Prospectus

The following replaces the name of the Fund on the cover page of the Prospectus.

Stringer Tactical Adaptive Risk Fund (formerly Stringer Growth Fund)

The following replaces the investment objective on page 2 of the Prospectus.

Investment Objective.

The investment objective of the Stringer Tactical Adaptive Risk Fund (the “Fund”) is long-term growth of capital.

The following replaces the table on page 7 of the Prospectus.

	One Year	Five Years	Since Inception (March 27, 2013)
Institutional Class Shares
Return Before Taxes	(18.96)%	3.51%	5.79%
Return After Taxes on Distributions	(19.64)%	1.48%	4.27%
Return After Taxes on Distributions and Sale of Fund Shares	(11.68)%	2.21%	4.27%
Class A Shares
Return Before Taxes	(23.61)%	2.08%	4.91%
Class C Shares
Return Before Taxes	(19.72)%	2.51%	4.75%
MSCI ACWI Net Total Return USD/Bloomberg U.S. Aggregate Bond 65/35 Blend	(16.49)%	3.52%	5.64%
MSCI AC World Net Total Return USD Index
(reflects no deduction for fees, expenses or taxes)	(18.36)%	5.22%	7.52%

*As of January 31, 2024, the Board approved a benchmark change to a blend of 65% MSCI ACWI Net Total Return USD Index and 35% Bloomberg Aggregate Bond Index.

The following replaces the section under the sub-heading “Investment Adviser” under the heading “Management” on page 18 of the Prospectus.

Investment Adviser. Stringer Asset Management, LLC (“Stringer” or the “Adviser”), a Delaware limited liability company, serves as the investment adviser to the Fund. The Adviser’s principal office is located at 5100 Poplar Avenue, Suite 1502, Memphis, TN 38137. The Adviser was organized in February 2013 and, as of April 30, 2023, has assets under management of approximately $44 million and assets under advisement of approximately $640 million. The Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Fund, under which the Adviser selects the securities and manages the investments for the Fund, subject to the oversight of the Fund’s Board of Trustees (the “Trustees” or the “Board”). Under the Advisory Agreement, the Fund pays the Adviser a monthly fee based on an annualized rate of the average daily net asset value of that Fund as indicated in the fees and expenses table included in the summary section of this Prospectus. The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” as indicated in the fee table above. While the Adviser has no obligation to continue the waiver past the current term, it is expected that the contractual agreement will continue annually provided such continuance is agreed to by the Adviser and approved by the Board.

For the fiscal year ended February 28, 2023, the Adviser received compensation of 0.08% of the Fund’s average daily net assets after fee waivers and/or expense reimbursement. A discussion regarding the basis for the most recent approval by the Board of the Advisory Agreement is available in the Fund’s annual report for the period ended February 28, 2023.

In addition to the advisory fees described above, the Adviser may also receive certain benefits from its management of the Fund in the form of brokerage or research services received from brokers under arrangements under Section 28(e) of the Securities Exchange Act of 1934, as amended, and the terms of the Advisory Agreement. For a description of these potential benefits, see the description under “Portfolio Transactions And Brokerage Allocation – Brokerage Selection” in the statement of additional information (“SAI”).

The following replaces the section under the sub-heading “Opening a New Account” under the heading “Purchasing Shares” on page 23 of the Prospectus.

Opening a New Account. To open an account with the Fund, take the following steps:

1.       Complete an Account Application. Be sure to indicate the type of account you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. If you do not indicate which class you wish to purchase, your purchase will be invested in Class A shares. The application must contain your name, date of birth, address, and Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

2.       Write a check or prepare a money order from a U.S. financial institution and payable in U.S. dollars. For regular mail orders, mail your completed application along with your check or money order made payable to the “Stringer Tactical Adaptive Risk Fund” to:

360 Funds

[Name of Fund and Share Class]

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, Kansas 66205

If checks are returned due to insufficient funds or other reasons, the purchase order will not be accepted. The Fund will charge the prospective investor a $20 fee for canceled checks and may redeem Shares of the Fund already owned by the prospective investor or another identically registered account for such fee. The prospective investor will also be responsible for any losses or expenses incurred by the Fund or the Administrator in connection with any canceled check.

The following replaces the information on page 54 of the Prospectus.

STRINGER TACTICAL ADAPTIVE RISK FUND

Additional information about the Fund’s investments is available in its annual and semi-annual reports to shareholders. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected its performance during its last fiscal year. A SAI about the Fund has been filed with the Securities and Exchange Commission. The SAI (which is incorporated in its entirety by reference in this Prospectus) contains additional information about the Fund.

To request a free copy of the SAI, the Fund’s annual and semi-annual reports, and other information about the Fund, or to make inquiries about the Fund, write the Fund at Stringer Tactical Adaptive Risk Fund c/o M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205 or call the Fund at (877) 244-6235. The SAI is also available on the Fund’s website at www.stringeramfunds.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about Fund are available on the EDGAR Database on the Security and Exchange Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:publicinfo@sec.gov, or by writing the writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Changes to the SAI

The following replaces the name of the Fund on the cover page of the SAI.

Stringer Tactical Adaptive Risk Fund (formerly Stringer Growth Fund)

The following replaces the first paragraph on the cover page of the SAI.

The Stringer Tactical Adaptive Risk Fund (formerly, Stringer Growth Fund and hereafter the “Fund”) is a series of 360 Funds, an open-end management investment company registered with the Securities and Exchange Commission as required by the Investment Company Act of 1940, as amended (the “1940 Act”).

The following replaces the first paragraph under the heading “Investment Objectives, Policies and Risks” on page 1 of the SAI.

360 Funds (the “Trust”) was organized on February 24, 2005, as a Delaware statutory trust. Stringer Tactical Adaptive Risk Fund (formerly Stringer Growth Fund and hereafter the “Fund”) is an open-end management investment company and a separate diversified series of the Trust. The Prospectus describes the Fund’s investment objective, principal investment strategy, and principal investment risks.

The following replaces the first table under the sub-heading “Beneficial Equity Ownership Information” under the heading “Board of Trustees, Officers, and Principal Shareholders” on page 27 of the SAI.

Name of Director*		Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Trustees
Tom M. Wirtshafter	Stringer Tactical Adaptive Risk Fund	A	A
Stephen D. Poppen	Stringer Tactical Adaptive Risk Fund	A	A
Thomas J. Schmidt	Stringer Tactical Adaptive Risk Fund	A	A
Interested Trustee
Randall K. Linscott	Stringer Tactical Adaptive Risk Fund	A	A

The following replaces the first paragraph under the sub-heading “Investment Adviser” under the heading “Management and Administration” on page 28 of the SAI.

Investment Adviser. Stringer Asset Management, LLC serves as the investment adviser to the Fund. The Adviser’s principal office is located at 5100 Poplar Avenue, Suite 1502, Memphis, TN 38137. Information about the Adviser and its duties and compensation as Adviser is contained in the Fund’s Prospectus. The Adviser is a Delaware limited liability company and registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The following replaces the first table under the sub-heading “Distributor” under the heading “Management and Administration” on page 31 of the SAI.

Fund	2023		2022		2021
	Sales Charges	Amount Retained	Sales Charges	Amount Retained	Sales Charges	Amount Retained
Stringer Tactical Adaptive Risk Fund	$2,053	$368	$5,798	$1,123	$1,395	$281

* * * * * * *

You should read this Supplement in conjunction with the Prospectus and SAI dated June 28, 2023, each as may be amended from time to time, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds at (877) 244-6235.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE